SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934


 (Check the appropriate box)
 |X| Filed by the registrant
 |_| Filed by a party other than the Registrant
 |X| Preliminary proxy statement
 |_| Confidential, for Use of the Commission
 |_| Definitive proxy statement only (as permitted by Rule 14a-6(e)(2)) |_| Definitive additional materials
 |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

FINDERS KEEPERS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

 |X|  No fee required.

 |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing party:

(4) Date filed:



Finders Keepers, Inc.
711 Eastern Parkway
Brooklyn, New York 11213


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 21, 2000

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders(the "Annual Meeting") of Finders Keepers, Inc. ("Finders"), which will be held at noon Eastern Daylight Time on Wednesday, July 5, 2000, at the offices of Finders Keepers, Inc., at 711 Eastern Parkway, Brooklyn, New York 11213.

         At the Annual Meeting, certain proposals will be voted upon by the holders of Finders' common stock. These proposals are described in the enclosed Proxy Statement. Finders' Board of Directors has unanimously approved each of these proposals and recommends that you vote in favor of each of them.

         Whether or not you plan to attend, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon, and complete, sign, date, and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy card because your shares are registered in different names and addresses, please return each of them to ensure that all your shares are voted. If you hold your shares of Finders in street name and decide to attend the Annual Meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of Finders shares and submit the enclosed proxy card and then vote by ballot, your proxy vote will be revoked automatically and only your vote will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

         A letter from Finders' President and a copy of Finders'
2000 Annual Report on Form 10-KSB are also enclosed.

         We look forward to seeing you at the Annual Meeting.

                                    Sincerely,


                                    /s/ Devorah Zirkind
                                    -----------------------
                                    Devorah Zirkind
                                    President
Brooklyn, New York
May 15, 2000







FINDERS KEEPERS, INC.
711 EASTERN PARKWAY
BROOKLYN, NEW YORK 11213

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 21,2000

General Information for Stockholders

         The enclosed proxy card ("Proxy") is solicited on behalf of the Board of Directors of Finders Keepers, Inc., a Nevada corporation ("Finders"), for use at the 2000 annual meeting of stockholders (the "Annual Meeting") to be held at noon Eastern Daylight time on Wednesday, July 5,2000, at the offices of Finders Keepers, Inc., at 711 Eastern Parkway, Brooklyn, New York 11213, and at any adjournment.

         This Proxy Statement and the Proxy were first mailed to the stockholders entitled to vote at the Annual Meeting on or about June 30, 2000.

Record Date and Voting

         The specific proposals to be considered and acted upon at the Annual Meeting are described in detail in this Proxy Statement. Stockholders of record at the close of business on May 15, 2000 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on that date, there were outstanding and entitled to vote 11,554,416 shares of Finders' common stock, par value $0.001 per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share of Common Stock held by that stockholder on the record date.

         At the Annual Meeting, all holders of shares of Common
Stock will be asked to vote on proposals 1 and 2. A majority of the votes cast by the holders of both Common Stock is required in order to approve each of proposals 1 and 2.

         If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on a returned Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted in favor of the election of each of the directors proposed by the Board and in favor of proposal 2 described in the Notice of Annual Meeting and in this Proxy Statement.

         Abstentions and broker non-votes (that is, a Proxy submitted by a broker or nominee that specifically indicates the lack of discretionary authority to vote on the proposals) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

         To ensure that your shares are voted at the Annual
Meeting, please complete, date, sign and return the enclosed
Proxy in the accompanying postage-prepaid, return envelope as soon as possible.

Revocability of Proxies

         Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to its exercise. A stockholder of record may revoke a Proxy by filing with the Secretary of Finders at its principal executive offices at 711 Eastern Parkway, Brooklyn, New York 11213 a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting that stockholder's shares in person. Persons who hold Finders shares in street name may revoke their Proxy by contacting their broker to obtain a legal ballot and filing that ballot bearing a later date with the Secretary of Finders at its principal executive offices or by attending the Annual Meeting and voting that legal ballot in person.

Solicitation

         Finders will bear the entire cost of solicitation, including preparing, assembling, printing and mailing the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to any brokerage house, fiduciary or custodian holding shares in its name that are beneficially owned by others, so that they may forward the solicitation materials to the beneficial owners.

         A letter from Finders' President as well as Finders' Annual Report on Form 10-KSB for the year ended December 31, 1999 have been mailed with the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The President's letter and the Annual Report on Form 10-KSB are not incorporated into this Proxy Statement and are not considered proxy soliciting material.


MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

         At the Annual Meeting, a Board of Directors consisting of one director, will be elected to serve until the next annual meeting of stockholders and until there successor(s) have been duly elected and qualified or until her earlier resignation or removal. The Board has selected one nominee. The person nominated for election has agreed to serve if elected, and management has no reason to believe that the nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them in favor of the nominee named below. Holders of shares of Common Stock vote together as a class for the election of directors. If the nominee is unable or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the current Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable to or will decline to serve as a director.

         The Board recommends that stockholders vote in favor of the election of the following nominee, to serve as directors of Finders until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.




Information With Respect to Nominees

         Set forth below is information regarding the nominees.

NAME OF NOMINEE   DIRECTOR SINCE     AGE       POSITION

Devorah Zirkind   May, 1999          28        President/CEO
                                               and Director

Business Experience of Nominees

Devorah L. Zirkind, President, Chief Executive Officer and Director - Ms. Zirkind was educated at Hampstead Computer School in Montreal, Quebec, Canada in 1986. In 1987, she served as an administrative assistant at Chabad Lubavitch, where she handled accounts receivables, assisted with coordinating fund-raising events and maintained computerized records of donors and contributors. In 1990, Ms. Zirkind moved to Brooklyn, New York to work at Universal Strapping. While there, she handling accounting duties, maintained computer systems and fulfilled customer service responsibilities. Seven years later, Ms. Zirkind joined the Sales and Collections Department at Continental Cosmetics in New York City, where she set up new accounts and maintained existing ones

Number of Directors; Relationships

         Finders' Bylaws authorize the Board to fix the number of directors serving on the Board. Since May of 1999, the number of directors has been fixed at (1) one. Each director holds office until the annual meeting of stockholders following the initial election or appointment of that director and until that director's successor has been duly elected and qualified, or until that director's earlier resignation or removal. Officers are appointed to serve at the discretion of the Board.

Board Meetings and Committees

         The Board held two meetings during the 1999 fiscal year.
The director participated in or attended all meetings held during the period that such director was a member of the Board.

         The Board has an Audit Committee and a Compensation Committee, but not a standing Nominating Committee. The Audit Committee, which is currently composed of Devorah L. Zirkind, reviews the professional services provided by Finders' independent auditors and monitors the scope and results of the annual audit; reviews proposed changes in Finders' financial and accounting standards and principles; reviews Finders' policies and procedures with respect to its internal accounting, auditing and financial controls; makes recommendations to the Board on the engagement of the independent auditors and addresses other matters that may come before it or as directed by the Board of Directors. The Audit Committee did not hold any meetings during the 1999 fiscal year.

         The Compensation Committee, which is currently composed of Devorah Zirkind, sets the compensation for certain of Finders' personnel. The Compensation Committee held two meetings during the 1999 fiscal year.

Director Compensation

         Board members are reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board and of Committees of the Board.

         Each employee of Finders who is also a director of Finders does not receive any additional compensation for his service on the Board.


EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

         Certain information regarding the sole executive officer is set forth below:

NAME                   AGE      POSITION

Devorah Zirkind        28       President, Secretary and
                                Treasurer

 Devorah L. Zirkind, President, Chief Executive Officer and Director - Ms. Zirkind was educated at Hampstead Computer School in Montreal, Quebec, Canada in 1986. In 1987, she served as an administrative assistant at Chabad Lubavitch, where she handled accounts receivables, assisted with coordinating fund-raising events and maintained computerized records of donors and contributors. In 1990, Ms. Zirkind moved to Brooklyn, New York to work at Universal Strapping. While there, she handling accounting duties, maintained computer systems and fulfilled customer service responsibilities. Seven years later, Ms. Zirkind joined the Sales and Collections Department at Continental Cosmetics in New York City, where she set up new accounts and maintained existing ones.

 Compensation of Executive Officers

      The following table reports the compensation paid or accrued during the fiscal year ended December, 1999, for the most highly paid Finders executive officers.

                                                SUMMARY
COMPENSATION TABLE

(1)  Name of Individual      Capacities in Which        Annual
     or Identity of Group    Remuneration was Recorded  Compensation

     Devorah Zirkind         President and CEO          $ 55,000


Long Term Incentive Plan Awards

         No long term incentive plan awards were made to a Named
Officer during the last fiscal year.

Change of Control Transactions

         Finders is not aware of any transactions resulting in a change of control during fiscal year 1999.

Certain Relationships and Related Transactions

      All transactions between Finders and its officers, directors, principal stockholders and their affiliates are approved by Devorah L. Zirkind. Finders believes that all of the transactions set forth above were made on terms no less favorable to Finders than could have been obtained from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Finders' officers, directors and persons who are the beneficial owners of more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership of the Common Stock with the Securities and Exchange Commission (the "Commission"). Officers, directors and beneficial owners of more than 10% of the Common Stock are required by Commission regulations to furnish Finders with copies of all
Section 16(a) forms they file.

         Based solely on its review of the copies of such forms furnished to Finders and certain written representations that no other reports were required, Finders believes that, during the period from inception to December 31, 1999, all officers, directors and beneficial owners of more than 10% of the Common Stock complied with all Section 16(a) requirements.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information known to Finders with respect to the beneficial ownership of Common Stock as of May 15, 2000, by (i) all persons who are beneficial owners of 5% or more of the Common Stock, (ii) each director and nominee, (iii) the Named Officers in the Summary Compensation Table above and (iv) all directors and executive officers as a group.

      The number of shares beneficially owned is determined under rules promulgated by the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 15, 2000, through the exercise or conversion of any stock option, convertible security, warrant or other right. The inclusion in the table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.


 NAME AND ADDRESS               NUMBER OF              PERCENT OF
 CERTAIN BENEFICIAL HOLDERS:    SHARES OUTSTANDING(1)  TOTAL SHARES

 MANAGEMENT                     8,655,000              86.55%



DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Under the present rules of the Commission, the deadline for stockholders to submit proposals to be considered for inclusion in Finders' Proxy Statement for the next year's annual meeting of stockholders is May 28, 2000. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Commission. The date of next year's annual meeting of stockholders has not yet been fixed; if Finders fixes a date that is more than 30 days earlier or later than the date of this year's annual meeting, Finders will specify a revised deadline in a Form 10-QSB filed with the Commission.

FORM 10-KSB

         Finders filed a Form 10-KSB for the year ended December 31, 1999 with the Commission. A copy of this Form 10-KSB has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Form 10-KSB is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Stockholders may obtain additional copies of this report, without charge, by writing to Investor Relations, Finders Keepers, Inc., 711 Eastern Parkway, Brooklyn, New York 11213.

OTHER MATTERS

         Finders knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

THE BOARD OF DIRECTORS
Dated: May 15, 2000

FINDERS KEEPERS, INC.
PROXY

ANNUAL MEETING OF STOCKHOLDERS, July 15, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
FINDERS KEEPERS, INC.

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held July 5, 2000 and the Proxy Statement and appoints Devorah Zirkind the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Finders Keepers, Inc. ("Finders") that the undersigned is entitled to vote, either on her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of Finders to be held at the offices of Finders Keepers, at 711 Eastern Parkway, Brooklyn, New York 11213, on July 15, 2000 at noon Eastern Daylight Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present at the Annual Meeting. The shares represented by this Proxy shall be voted in the manner set forth below.

         1. To elect one director to serve on the Board of Directors for the ensuing year and until their respective successors are duly elected and qualified:

                                            To withhold authority
                                            to vote for
                                            any nominees, FOR
                                            enter their name
NAME                                        or names below:

Devorah L. Zirkind__________________|_|

____________________________________|_|

____________________________________|_|

____________________________________|_|

____________________________________


         2. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

          FOR  |_|          AGAINST  |_|             ABSTAIN  |_|

      The Board of Directors recommends a vote in favor of the director listed above and a vote in favor of the other proposals. This Proxy, when properly executed, will be voted as specified above. If no direction is made, this Proxy will be voted in favor of the election of the directors listed above and in favor of the other proposals.


        Please print the stockholder name exactly as it appears on this Proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.


                                 ------------------------------
                                 (Print name)


                                 ------------------------------
                                 (Authorized Signature)

                            Date:______________________________